Whitebox Tactical Opportunities Fund
Share Class:	Investor Shares	Institutional Shares
Ticker:	WBMAX	WBMIX

SUMMARY PROSPECTUS

January 31, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.whiteboxmutualfunds.com. You can also get this information at no cost by calling (855) 296-2866 or by sending an email request to whitebox@alpsinc.com. The Fund’s prospectus and Statement of Additional Information, both dated January 31, 2014, as supplemented, along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective. The investment objective of Whitebox Tactical Opportunities Fund (the “Fund”) is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

Fees and Expenses. The following table describes the fees and expenses that you may pay if you buy and hold shares of each Class of the Fund. In addition to Investor Class Shares and Institutional Class Shares, the Fund initially offered a third class of shares named “Advisor Class Shares.” Advisor Class Shares are no longer being offered. Outstanding Advisor Class Shares were converted to Investor Class Shares on January 31, 2014.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses
Dividend and Interest Expense on Short Sales[1]	1.12%	1.12%
Acquired Fund Fees & Expenses	0.05%	0.05%
Other Operating Expenses	0.68%	0.68%

Total annual fund operating expenses	3.10%	2.85%
Less: Contractual fee and expense waivers[2]	(0.33)%	(0.33)%

Net annual fund operating expenses[3]	2.77%	2.52%

[1]	The Fund is obligated to pay any interest incurred and dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the interest or dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).
[2]

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.60% and 1.35% of the Fund’s Investor Class shares and Institutional Class shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through February 28, 2015 (subject to early termination only by the Board of Trustees). The Fund’s investment adviser may recover waived fees and expenses for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations in effect at the time of the waiver and approval of such fees and expenses by the Board of Trustees.
[3]	Amounts may not agree with the Financial Highlights due to the inclusion in this table of Acquired Fund Fees & Expenses and certain other adjustments.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Institutional Shares
1 Year	$280	$255
3 Years	$926	$852
5 Years	$1,596	$1,474
10 Years	$3,384	$3,148

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Fund’s investment adviser, Whitebox Advisors LLC (the “Adviser”), uses a proprietary, multi-factor quantitative model to identify dislocations within and between equity and credit markets. A dislocation occurs when the trading price of a security changes, sometimes dramatically, and such price change is unrelated to economic or company-specific events. When a dislocation is identified, the Adviser will purchase the security if the Adviser believes it is undervalued, and will sell the security as it approaches what the Adviser believes is its fair value. The Adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Adviser has wide latitude to allocate the Fund’s assets among common and preferred stocks, warrants, fixed income securities, convertible securities, indexed securities and derivatives.

The Fund’s equity investments will be comprised principally of common stocks, preferred stocks and convertible securities of U.S. issuers. The Fund’s fixed income securities will be comprised principally of commercial and residential mortgage-backed securities (bonds that are backed by a mortgage loan or pools of loans secured by either commercial property or residential mortgages, as applicable), collateralized mortgage obligations (bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections), asset-backed securities (securities that are backed by automobile loans, credit card receivables, student loans, manufactured housing loans, aircraft and other equipment leases or trade receivables), corporate bonds and municipal securities. The Fund may invest in fixed income securities without regard to their credit ratings, and from time to time may hold unlimited amounts of fixed income securities that are non-investment grade (“junk bonds”).

The Fund may invest without limitation in securities of companies without regard to their market capitalization. The Fund may from time to time hold substantial quantities of securities issued by small capitalization and medium capitalization companies, in addition to securities of larger companies.

The Fund may invest without limitation in fixed income securities without regard to their credit ratings, including junk bonds. Non-investment grade bonds acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of comparable quality. Certain of such securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

The Fund may buy or sell put and call options or futures contracts on a security or an index of securities, or enter into credit default swaps (collectively, commonly known as derivatives). The Fund typically invests in derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to investment risk. The Fund may also invest in derivatives for investment (speculative) purposes.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

•	Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying common stock. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

•	Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. If the Fund sells a credit default swap to another party, the Fund acts as an insurer of the issuer’s obligations under the referenced security and, upon a default, is liable to the Fund’s counterparty for the defaulted amounts.

•	Debt Securities Risk. Debt securities are subject to the risk that the borrower will not make timely payments of principal and interest. Actual or perceived changes in an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The value of a debt security may fall when interest rates rise. The market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

•	Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Fluctuations in the values of derivatives may not correlate perfectly with the overall securities markets. The use of futures and options contracts can introduce leverage risk into the Fund’s portfolio. The Fund’s ability to utilize options and futures contracts successfully will depend on the ability of the Adviser to predict pertinent market movements, which cannot be assured and could result in substantial investment losses. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the purchase price of the underlying investment and its market value at the time of the option exercise. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the difference between the Fund’s purchase price of the underlying investment (which could rise to an unlimited extent) and the exercise price paid to the Fund. With swaps, the Fund risks the loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty.

When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.

•	Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund’s portfolio. The value of equity securities could decline if the financial condition of the issuing companies decline or if factors that affect a particular industry or the overall market and economic conditions deteriorate. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See also “Convertible Securities Risk.”

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•	Junk Bond Risk. Junk bonds are high risk investments that may cause income and principal losses for the Fund. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds, and claims of other creditors may have priority over the claims of junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. Junk bonds may be less liquid than higher rated fixed-income securities. Investors in junk bonds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•	Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

•	Mid-Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

•	Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage- and asset-backed securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities.

•	Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.

•	Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•	Small Cap and Emerging Growth Securities Risk. Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Performance Information. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Class shares has varied over the periods shown. While the Investor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses. Updated performance information is available on the Fund’s website, www.whiteboxmutualfunds.com.

Calendar Year Total Return — Tactical Opportunities Fund Institutional Class Shares

Best Quarter (March 31, 2012): 10.88%

Worst Quarter (June 30, 2012): (3.12)%

The table shows how the average annual total returns of the share classes presented compare with those of a broad-based market index as well as an additional index that reflects the market sectors in which the Fund invests. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	1 year	Since Inception (December 1, 2011)
Return Before Taxes – Institutional Class Shares	15.52%	14.80%
Return Before Taxes – Investor Class Shares	10.14%	12.00%
Return After Taxes on Distributions – Institutional Class Shares	14.39%	14.00%
Return After Taxes on Distributions and Sale of Fund Shares – Institutional Class Shares	8.87%	11.18%
S&P 500® Total Return Index(1) (reflects no deduction for fees, expenses or taxes)	32.39%	23.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	29.60%	20.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	1.62%

(1)	Effective January 31, 2014, the Fund changed the primary benchmark index to which the performance of the Fund is compared from the S&P 500® Index to the S&P 500® Total Return Index. The Fund’s investment adviser recommended the change because the S&P 500® Total Return Index, which reflects the effects of dividend reinvestment, is more comparable to the total return of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. In addition, please note that after-tax returns are shown only for the Institutional Class shares and may differ for each share class. Actual after-tax returns depend on an investor’s tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, 401(k) plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. The Fund is managed by a team led by Andrew Redleaf and each investment professional sitting on the Adviser’s Investment Committee, comprised of Paul Twitchell, Andrew Redleaf, Dr. Jason Cross and Robert Vogel. Mr. Redleaf founded the Adviser and has served as its chief executive and investment officer since 1999. Messrs. Twitchell, Cross and Vogel have served as portfolio managers of the Adviser since 2005, 2002 and 1999, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	No minimum initial investment for qualifying institutional investors (as described below under “Buying, Exchanging and Redeeming Shares); $5 million for other institutions and individuals.

Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.